SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 10, 2009

HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

West Virginia	0-16761	55-0650793
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization		Identification No.)

P.O. Box 929
Petersburg, WV	26847
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (304) 257-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At its regularly scheduled Board of Directors’ meeting on November 10, 2009, Alan L. Brill (age 54) was appointed Treasurer of Highlands Bankshares, Inc. (the “Company”).  Currently, Mr. Brill is the Secretary and a Director in the Company and will continue in those capacities.  Mr. Brill is also President and Chief Executive Officer of one of the Company’s subsidiary banks, Capan Valley Bank, and has served in that capacity since 2001.  Prior to Mr. Brill’s appointment as Treasurer, Mr. Porter was serving in that capacity for the Company.  There is no change to Mr. Brill’s compensation.  Mr. Porter will continue to serve as President and Chief Executive Officer of the Company and of the Company’s subsidiary bank, The Grant County Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.
(Registrant)

/s/ C. E. Porter
C. E. Porter
President and Chief Executive Officer
November 17, 2009